Investor and Analyst Day New York Marriott East Side, New York City February 28, 2018 NASDAQ: REPH Exhibit 99.1

Forward Looking Statements IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to our development, launch and commercialization strategy for IV meloxicam, goals and expectations concerning IV meloxicam, future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to IV meloxicam, an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency.

Agenda IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Introductions – Gerri Henwood Current Landscape in Acute Pain Management – Dr. Eugene Viscusi IV Meloxicam Clinical Overview – Dr. Stewart McCallum Challenges in the Management of Postsurgical Pain for Orthopedic Patients – Dr. Richard Iorio IV Meloxicam Launch Plans – John Harlow and Greg Gangemi Closing Remarks – Gerri Henwood Question and Answer Session – All

Leadership Team Speakers IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Gerri Henwood President and Chief Executive Officer John Harlow Executive Vice President, Commercial Michael Celano Chief Operating Officer Stewart McCallum, M.D. Chief Medical Officer Greg Gangemi Vice President, Sales

Eugene R. Viscusi, M.D. Director, Acute Pain Management, Thomas Jefferson University, Philadelphia Eugene R. Viscusi, M.D., currently serves as Professor of Anesthesiology, Chief of Pain Medicine and the Director of Acute Pain Management Service in the Department of Anesthesiology at Sidney Kimmel Medical College in Thomas Jefferson University. Dr. Viscusi's research interests include development of new pain management techniques, outcome studies with pain management and the development of novel agents and delivery systems for pain management. He directs a busy acute pain practice, with an emphasis on inpatient orthopedic surgery, and has been a primary investigator of many emerging technologies in the perioperative arena. Dr. Viscusi received his medical degree from Jefferson Medical College. He completed his residency in anesthesiology at the University of Pennsylvania and is board certified in anesthesiology and pain management. Richard Iorio, M.D. Orthopedic Surgeon and Chief of Adult Reconstruction, New York Richard Iorio, M.D., currently serves as the William and Susan Jaffee Professor or Orthopaedic Surgery and Chief, Division of Adult Reconstructive Surgery at NYU Langone, where he is also the co-director of the Joint Preservation and Arthritis Center. Dr. Iorio specializes in performing total joint replacement, surgery for the revision of total joint replacement, osteotomy and arthroscopic surgery. He also oversees the Department of Orthopaedic Surgery’s total joint replacement programs and clinical research studies. Dr. Iorio is a graduate of Harvard University and received his medical degree from Boston University. He completed his residency at Hahnemann University Hospital in Orthopaedic Surgery and his fellowship at Columbia Presbyterian Medical Center in Orthopaedic Surgery. Key Opinion Leader Speakers IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Current Landscape in Acute Pain Management Eugene R. Viscusi, M.D. Professor of Anesthesiology Chief of Pain Medicine Director, Acute Pain Management Sidney Kimmel Medical college at Thomas Jefferson University Philadelphia, PA President-Elect ASRA (The American Society of Regional Anesthesia and Pain Medicine)

Disclosure This presentation may include the discussion of unapproved uses of pharmaceuticals and devices. Dr. Viscusi is a consultant to Recro Pharma. Any opinions expressed here are explicitly those of Dr. Viscusi and not Recro Pharma, Jefferson, ASRA or any other entity.

Eugene R Viscusi, MD Professor of Anesthesiology, Chief of Pain Medicine Director, Acute Pain Management Sidney Kimmel Medical College at Thomas Jefferson University Philadelphia, PA Graduated Jefferson Medical College, Residency at the Hospital of the University of Pennsylvania Has worked across the spectrum of anesthesiology and pain medicine since 1984 both in private practice and university setting. Researcher, worked extensively in drug and technology development for 25 years. President-Elect of the American Society of Regional Anesthesia and Pain Medicine

Acute Pain Management Unmet Needs No major improvement in the patient experience Burdens of current technology Catheters and pumps Opioid adverse events and addiction Little uniformity of practice or adherence to guidelines ERAS (Enhanced Recovery) movement

Enhanced Recovery After Surgery (ERAS) Enhanced recovery pathways provide an evidence-based protocol for management to reduce variability. Every patient has access to a uniform approach tailored to your hospital Allows assessment of outcomes with adjustment of the ERAS pathway Colquhoun A. Improving Management of Hip Fracture in the Elderly. Anesthesiology 2014; 121:1144-6 Miller T. Reduced Length of Stay after Implementation of an Enhanced Recovery Colorectal Protocol Anesth Analg 2014;118:1052-60 Kain Z. Anesthesiology 2015;122:1192-5

The Perioperative Surgical Home Clinical coordination before, during, after and the acute episode of care Physician (anesthesiologist) led Adapted to each facility Tailored to each procedure and service line Integrated pain management Centered around each patient For every patient who needs a procedure Tailored to the individual patient ERAS reduces variability while PSH embraces needed customization to the patient

Perioperative Surgical Home: Not Just a Name Confusion and Controversy: misunderstanding of PSH Not just a single, massive undertaking In real world application, many variations Non-US, emphasis on enhanced recovery (ERAS) Overload of recommendations and protocols often with weak evidence for which elements improve outcome Tug of war with ownership (surgery or anesthesia) If too complicated will deter compliance and cooperation Mariano E. Anesth Analg 2017; 125: 1145-45

Incidence of and Risk Factors for Chronic Opioid Use Among Opioid-Naive Patients in the Postoperative Period Conclusions and Relevance: In opioid-naive patients, many surgical procedures are associated with an increased risk of chronic opioid use in the postoperative period. A certain subset of patients (eg, men, elderly patients) may be particularly vulnerable. Sun EC, et al: JAMA Intern Med. Published online July 11, 2016

6% - 10% of Opioid Naïve Surgical Patients Will Use Opioids Persistently


Incidence of New Persistent Opioid Use by Surgical Condition
Minor surgery group
Major surgery group
Control group
Varicose Vein Removal
Laparoscopic Cholecystectomy
Laparoscopic Appendectomy
Hemorrhoidectomy
Thyroidectomy
Transurethral Prostrate Surgery
Parathyroidectomy
Carpal Tunnel
Ventral Incisional Hernia Repair
Colectomy
Reflux Surgery
Bariatric Surgery
Hysterectomy
Nonoperative Comparisons
0
2
4
6
8
10
12
14
Incidence of New Opioid Use, %

- The incidence of new persistent opioid use was similar between minor surgery, 5.9% vs major surgery, 6.5%; odds ratio, 1.12; SE, 0.06; 95% CI, 1.01-1.24)
- The incidence of new persistent opioid use in the nonoperative control group was only 0.4%

Brummett CM, Waljee JF, Goesling J, et al. New Persistent Opioid Use After Minor and Major Surgical Procedures in US Adults. *JAMA Surg*. 2017;e170504. doi:10.1001/jamasurg.2017.0504

Each day of opioids increases risk of long-term use Characteristics of Initial Prescription Episodes and Likelihood of Long-Term Opioid Use -- United States, 2006-2015 MMWR 2017;66(10):265-269 Probabilities of continued use in opioid-naïve by number of days supply of first prescription

American Society of Anesthesiologists 2012 Guidelines for Perioperative Pain Management Whenever possible, a multimodal analgesic approach should be employed A nonopioid treatment plan includes: local / regional anesthetic techniques, acetaminophen, NSAIDs Opioids become the supplemental treatment Around the clock acetaminophen and selective or nonselective NSAIDs should be used routinely when possible ASA Task Force on Acute Pain Management. Anesthesiology 2012;116:248-273

2016 American Pain Society* Guidelines Recommend Multimodal Analgesia for Postsurgical Pain 32 recommendations for surgical patient care, treatment modalities, and transitioning to outpatient care *In partnership with the American Society of Regional Anesthesia and Pain Medicine; American Society of Anesthesiologists’ Committee on Regional Anesthesia; Executive Committee, and Administrative Councils. †Strength of evidence and level of recommendation vary for techniques using local anesthetics/analgesics. Chou et al. J Pain. 2016; 17:131-157. 2016 Postoperative Pain Management Guidelines Overview Preoperative pain management education for patients and families Use validated pain assessments and adjust treatment plan as needed Multimodal analgesia that uses a combination of pharmacological and nonpharmacological interventions should be used Oral opioids preferred over IV; PCA without basal rate preferred; monitoring patients for opioid-related adverse events is important Use of local infiltration, regional and neuraxial anesthesia is recommended but administration considerations should be procedure- and patient-specific† Patients and caregivers should be given guidance with respect to tapering analgesics after discharge

Acute Pain Components Nociceptive Visceral Neuropathic Inflammatory Muscle spasm Pain is multifactorial so treatment should rationally target all components. No single drug can adequately treat each of these components.

Postoperative Multimodal Analgesic Ladder (2002) NSAID=nonsteroidal anti-inflammatory drug; COX=cyclooxygenase Adapted from Crews JC. JAMA. 2002. SEVERE POSTOPERATIVE PAIN Local anesthetic peripheral neural blockade (with or without catheter) PRN opioid analgesics MODERATE POSTOPERATIVE PAIN Intermittent opioid analgesics on an as-needed basis MILD POSTOPERATIVE PAIN Non-opioid analgesics (NSAIDs, COX-2 selective inhibitors, acetaminophen) administered in a continuous, around-the-clock dosing regimen AND local anesthetic infiltration

Multimodal Analgesia Therapeutic Targets ASA=acetylsalicylic acid; COX=cyclooxygenase; NMDA=N-methyl D-aspartate; NSAID=nonsteroidal anti-inflammatory drug Adapted from The Essence of Analgesia and Analgesics. Sinatra RS, Jahr JS, Watkins-Pitchford JM. (eds).  New York, NY: Cambridge University Press; 2011.

Opioid Dosing and Postop Pain Patients who receive high doses of fentanyl during anesthesia Have greater postop pain intensity Have higher opioid requirements Relatively brief opioid exposure can have prolonged effects on pain and opioid requirements Chia YY, et al: Can J Anesth 1999;46:872-7

Postoperative Opioid-induced Respiratory Distress: Closed Claims Authors’ observations: Judged preventable with better monitoring Underscore the need for institutional polices to support Safe Opioid Prescribing No greater risk with a particular opioid or administration route = all opioids are dangerous! Be wary of any continuous opioid delivery PCA basal, epidural, IV, oral, transdermal Lee LA, et al. Anesthesiology 2015; 122:659-65

Opioid Monotherapy Use for Acute Pain Management Premier Database Analyses 20121-3 *2012 Research database of 1,665,418 patients treated with IV analgesia 1. Premier Healthcare Alliance Hospital Research Database. 2013. 2. McGaffigan P et al. Patient Safety & Quality Healthcare. April 13, 2016. 3. Shaffer EE, et al. Adv. Ther. 2016; 33:2211-2228.

Unmet Needs in Acute Pain

Single dose oral analgesics for acute postoperative pain in adults (Review) The Cochrane Collaborative: Systematic Reviews of the Literature Objectives To summarize (from 39 Cochrane reviews) the efficacy of pharmaceutical interventions for acute pain in adults with at least moderate pain following surgery who have been given a single dose of oral analgesic. Moore RA, Derry S, Wiffen PJ. Single dose oral analgesics for acute postoperative pain in adults. Cochrane Database of Systematic Reviews 2015, Issue 9.

NNT for at least 50% maximum pain relief over four to six hours Moore RA. Cochrane Database of Systematic Reviews 2015, Issue 9.

My Takeaway for Today Continue to re-evaluate the role of opioids Perioperative opioids contribute to the opioid crisis Enhanced Recovery Pathways (ERAS) and some version of PSH will likely become standard practice Pain is a major driver of outcome and cost. Don’t make ERAS/ PSH too complicated or compliance will decline. The use of non-opioid multimodal agents is now standard practice.

Clinical Overview IV Meloxicam IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA Stewart McCallum, MD Chief Medical Officer, Recro Pharma

Summary High level summary of the Clinical Development program Regulatory Status Review of 2 Phase III efficacy trials Review of 1 Phase III safety trial Opioid Use, AEs Specific Populations / Safety Data QTC study review Renal PK study Safety data in subjects >65 with mild renal impairment Ongoing Phase IIIb studies (Colon, and Total Knee Replacement) Evidence and Economic Analysis Budget Impact Model Medical Support for Product Launch Post Approval Medical Affairs / Pharmacovigilance Support Plans Health Economics Evidence Generation Plans Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA.

2015 2016 2017 IV Meloxicam Clinical Development Overview PK=pharmacokinetics; QTc=corrected QT Data on file. Recro Pharma, Inc. Phase 1 N1539-01 PK N1539-03 PK Rec-15-018 elderly with renal impairment Rec-15-019 QTc Phase 2 N1539-02 dental surgery N1539-04 hysterectomy N1539-05 laparoscopic surgery REC-15-014 bunionectomy Phase 3 REC-15-015 abdominoplasty REC-15-016 bunionectomy REC-15-017 major surgery Pre-Recro Ownership Recro Ownership Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA

Regulatory Status IV Meloxicam: Once daily IV Bolus for moderate to severe pain Clinical efficacy and safety data package complete NDA submitted to FDA, July 2017 NDA accepted and currently under review PDUFA date 05/26/18 Pre Approval Inspections have been scheduled for Q1 of 2018 Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA.

Phase 3: Pivotal Efficacy Studies: Bunionectomy (n=201) Moderate to severe pain p = 0.0034 Study REC-15-016 Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA SPID48 (W2LOCF)

Phase 3: Pivotal Efficacy Studies: Abdominoplasty (n=209) Moderate to severe pain Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA SPID24=summed pain intensity difference from 0-24 hours; W2LOCF=2-hour windowed last observation carried forward p = 0.0145 Study REC-15-015

Phase 3 Safety Study in Major Surgery IV Meloxicam or Placebo + Standard of Care Design Subjects undergoing major surgery with inpatient hospitalization for at least 24-48 hours Randomized, double-blind, placebo-controlled trial Evaluating the safety of IV meloxicam in the setting of major surgery Cohort of subjects age > 65 years with a glomerular filtration rate (GFR) of 60-89 mL/min/1.73 m2 722 subjects at 31 centers in 4 countries (US, CAN, AUS, NZ) Randomized to: placebo or IV meloxicam 30 mg Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Study REC-15-017

Phase 3 Safety Study in Major Surgery Study drug administered as a bolus Added on top of existing pain management protocols after surgery Other NSAIDS prohibited No minimum pain score required for randomization Once daily dosing for up to 7 doses Additional dose at time of discharge at the discretion of subject and primary investigator Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Study REC-15-017

Phase 3 Safety Study Surgery Types Other includes: Total ankle, Total Shoulder, Complex Shoulder and Orthopedic Trauma Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA

Phase 3 Safety Study – Total Population Total Opioid Used (in morphine equivalents) * *p<0.05 Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Day 1

Phase 3 Safety Study – Orthopedic Surgeries Total Opioid Used (in morphine equivalents) 28.9% 25.5% *p<0.05 * * * Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Day 2 Day 3

Phase 3 Safety Study – Total Knee Replacement Total Opioid Used (in morphine equivalents) 41.0% 35.2% *p<0.01 * * * 58.9% 40.8% Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Day 1 Day 2 Day 3

Phase 3 Safety Study >65 years & Mild Renal Impairment Total Opioid Used (in morphine equivalents) *p<0.05 Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Day 1 Day 2 Day 3

Integrated IV Meloxicam 30 mg Phase 3 Safety Summary Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA n (%) of Subjects IV Meloxicam 30 mg Placebo Preferred Term N = 748 N = 393 Subjects with ≥1 AE 441 (59.0%) 253 (64.4%) Nausea 173 (23.1%) 118 (30.0%) Constipation 57 (7.6%) 24 (6.1%) Headache 41 (5.5%) 42 (10.7%) Vomiting 35 (4.7%) 33 (8.4%) Pruritus 29 (3.9%) 15 (3.8%) AE=adverse event Adverse events occurring in ≥ 3% of patients treated with IV Meloxicam 30 mg, from 3 placebo-controlled phase 3 trials

Supplemental Safety Information QTcF evaluation QTcF study complete Therapeutic and supratherapeutic doses: 30mg, 120mg, and 180mg of IV Meloxicam Did not affect cardiac repolarization: As measured by QTcF intervals Other ECG results including HR and PR and QRS intervals Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA.

Phase 1 Study: Renal Impairment Study Subjects >65 years of age with impaired renal function (GFR 60-89 mL/min/1.73 m2) Comparison to young healthy adults with normal renal function (GFR 90-120 mL/min/1.73 m2) No clinically meaningful differences in Cmax or AUC Study REC-15-018 6 subjects per group 3 male 3 female Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA

Supplemental Safety Information Renal Cohort in Safety Study Cohort of subjects >65 with mild renal impairment (GFR of 60-89 mL/min/1.73 m2 ) evaluated in safety study Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA >65 years of age and GFR 60-89 ml/min/1.73m2 Normal Risk 30 mg Placebo 30 mg Placebo   (N=88) (N=31) (N=450) (N=152) >=1 AE: n (%) 59 (67.0) 24 (77.4) 280 (62.2) 95 (62.5)

Ongoing Phase 3b Studies: Colorectal Surgery Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Objective: Assess safety and tolerability of preoperative IV Meloxicam 30mg in adult patients undergoing lap or open colon resections Study Design: Double-blind, placebo-controlled, multicenter study Study Treatment: Randomization to Placebo (administered pre-operatively & q24h) + [(a pre-defined multimodal pain management protocol) and standardized care pathway protocol]* IV Meloxicam 30 mg (administered pre-operatively & q24h) + [(a pre-defined multimodal pain management protocol) and standardized care pathway protocol]* *No other NSAIDs allowed Rescue meds: A standardized IV and/or oral (PO) opioid medication will be allowed as needed for the management of breakthrough pain Primary outcomes: overall opioid use and length of stay

Ongoing Phase 3b Studies: Total Knee Replacement Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Objective: To assess the effect of preoperative administration of IV Meloxicam 30mg on opioid consumption in subjects undergoing open unilateral total knee arthroplasty compared to placebo. Study Design: double-blind, placebo-controlled, multicenter study Study Treatment: randomized to: Placebo (administered pre-operatively & q24h) + [(a pre-defined multimodal pain management protocol + spinal anesthesia + local infiltrate) and standardized care pathway protocol]* IV Meloxicam 30 mg (administered pre-operatively & q24h) + [(a pre-defined multimodal pain management protocol + spinal anesthesia+ local infiltrate) and standardized care pathway protocol]* *No other NSAIDs allowed Rescue meds: A standardized IV and/or oral (PO) opioid medication will be allowed as needed for the management of breakthrough pain Primary outcomes: opioid use, pain control and healthcare utilization

Evidence and Economic Analysis Item Expected Timing of Availability AMCP Dossier Development (Dymaxium e-dossier) Literature Review: Support model & dossier development At Launch Budget Impact Model Development: address affordability At Launch (with updates base on Phase IIIb data) Cost Effectiveness Model: addresses cost effectiveness of Meloxicam IV vs. competitors At Launch (with updates base on Phase IIIb data) Retrospective Analyses of Claims Database: populate model with up-to-date, real-world rates of AEs and costs associated with existing IV NSAID and opioid use At Launch Economic Analysis: Of two phase IIIb studies Ongoing available close to launch (dependent on Phase IIIb trial completion) Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA

Spearheading Comprehensive Pharmacoeconomic Analyses Current clinical evidence for IV Meloxicam is limited to few comparators and procedures Network meta-analysis (NMA) consolidates evidence from: IV Meloxicam trials comparator trials claims analysis To generate indirect comparisons Known 1: Treatment A vs Treatment B Known 2: Treatment B vs Treatment C NMA Generates: Treatment A vs Treatment C Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA Literature Claims Analysis IV Meloxicam Clinical Trial Program 3 Input Sources

Example - User Interface* Pain Improvement Rate Length of Stay Pain at Discharge Oral Opioid Use Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA For Illustrative Purposes Only

Medical Affairs and Pharmacovigilance Activities to Support a Successful Launch Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA. Presentations and Publications 2 publications; expect additional 6 publications during launch year 5 planned health outcomes publications Regional Medical Directors At launch 9 RMDs in the field Pharmacovigilance and Medical Information PV partner selected Medical Information Letters and FAQ development ongoing Thought Leader Engagement Completed several Advisory Boards/ Thought Leader Engagement Panels, additional planned for 2018 P rofiling activities o ngoing since July 2017 Participating and/or presenting at several key pain and surgical congresses this year

Summary High level summary of the Clinical Development program Regulatory Status Review of 2 Phase III efficacy trials Review of 1 Phase III safety trial Opioid Use, AEs Specific Populations / Safety Data QTC study review Renal PK study Safety data in subjects >65 with mild renal impairment Ongoing Phase IIIb studies (Colon, and Total Knee Replacement) Evidence and Economic Analysis Budget Impact Model Medical Support for Product Launch Post Approval Medical Affairs / Pharmacovigilance Support Plans Health Economics Evidence Generation Plans Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA.

Thank You Meloxicam IV is an investigational drug that has not been evaluated as safe or effective by FDA

Challenges in the Management of Postsurgical Pain for Orthopedic Patients Department of Orthopedic Surgery Richard Iorio, MD Chief of Adult Reconstruction William and Susan Jaffe Professor of Orthopaedic Surgery Department of Orthopaedic Surgery NYU Langone Orthopaedic Hospital Hospital for Joint Diseases

This presentation may include the discussion of unapproved uses of pharmaceuticals and devices. Dr. Iorio is a consultant to Recro Pharma. Any opinions expressed here are explicitly those of Dr. Iorio and not Recro Pharma, NYU Langone or any other entity. Disclosure

Disclosures

- Co-founder Labrador Healthcare Consulting Services
- Co-founder MyArthritisRx
- Co-founder Responsive Risk Solutions
- Co-founder Value Based Healthcare Consortium
- Consultant for Johnson and Johnson
- Consultant for Medtronic
- Consultant for Zimmer Biomet
- Consultant for Pacira
- Product liability consultant for DePuy Orthopaedics
- Advisory Board for Wellbe, Pacira, MedTel, Muve Health, Force Therapeutics
- AAHKS, Knee and Hip Society Board Member
- Consultant reviewer for JBJS, CORR, JOA, JAAOS
- Editorial Board JBJS Reviews, Adult Reconstruction Section Editor
- Institutional Research Support: Orthofix, DJO, Vericel, Orthosensor, Bioventus, Smith and Nephew and Ferring

Value Based Healthcare Consortium Members

wellbe
Medtronic
VENN HEALTH PARTNERS
Force
PACIRA PHARMACEUTICALS, INC.
SURGICAL DIRECTIONS
muve Health BETTER CARE BY DESIGN
ActiveCare SAFE DVT PREVENTION
ZIMMER BIOMET

NYU Langone Health

Goals of Multimodal Pain Management in Hip and Knee Reconstruction Minimize pain Minimize complications Maximize early and late recovery

Background

- More than 90 million procedures performed in the US each year[1,2]
- 35 million ambulatory
  56 million inpatient[1,2]
  - Total knee replacement: ~845,000[3]
  - Total hip replacement: ~551,000[3]
    - Orthopedic procedures among most painful[4]
    - Orthopedic surgeons are the 3rd highest group of opioid prescribers among physicians[5]
    - Orthopaedic surgeons account for about 8% of all prescriptions in the US[5]



Cullen KA, et al. *Natl Health StatReport*. 2009;28(11):1-25., Apfelbaum JL, et al. *Anesth Analg*. 2003;97(2):534-540. Centers for Disease Control and Prevention. *FastStats*. 2009. Parvataneni HK, et al. *J Arthroplasty*. 2007;22(6) (suppl 2):33-37.Sabatino et al, JBJS 2018.

NYU Langone Health

Patient Experience Patients’ preoperative questions pertain to amount of pain they will experience1 80% of patients undergoing surgery report pain that is moderate, severe, or extreme in intensity during the first 2 weeks after procedure2-4 Postsurgical pain continues to be a problem for patients and is considered an undesirable consequence of surgical procedures3 Cullen KA, et al. Natl Health StatReport. 2009;(11):1-25. Apfelbaum JL, et al. Anesth Analg. 2003;97(2):534-540. Vadivelua N, et al. YJBM. 2010;83(1):11-25. Warfield CA, et al. Anesthesiology. 1995;83(5):1090-1094.

Effect of Opioid-related Adverse Events on Outcomes Outcomes of patients with and without ORAEs 319,898 surgeries, 12.2% of patients experienced an ORAE Patients had higher adjusted mean costs ($22,077 [95% CI 21,823–22,333] vs $17,370 [95% CI 17,238–17,503]; p <0.0001) Greater LOS (7.6 [95% CI 7.5–7.6] vs 4.2 days [95% CI 4.2–4.2]; p <0.0001) Adjusted odds of being a total cost and LOS outlier were 2.8 (95% CI 2.7–2.8) and 3.2 (95% CI 3.1–3.3) times greater in the ORAE group Patients more likely to be readmitted (OR 1.06, 95% CI 1.02–1.09) Oderda GM, et al. J Pain Palliative Care Pharmacother. 2013.

Incidence of Opioid-related Adverse Events (ORAE) Overall Surgical Population Using Opioids (N=36,529) Cost and Quality Implications of Opioid-based Postsurgical Pain Control: A Study of Opioid-related Adverse Events and Their Impact on Outcomes within a Large Health System

Effect of Opioid-related Adverse Events on Outcomes

Adjusted* outcomes comparing ORAE vs no ORAE for all surgical procedures†: Odds of being an outlier

	Odds Ratio	95% Confidence Interval
Total cost outlier	2.75	2.68-2.83
Length of stay outlier	3.17	3.09-3.26
30-day readmission	1.06	1.02-1.09

* Adjusted for race, urban versus rural status, teaching status of hospital, geographic location, use of other analgesics, various different comorbidities, and opioids at some point during the visit.

† Open colectomy, laparoscopic colectomy, laparoscopic cholecystectomy, total abdominal hysterectomy, and hip replacement.

ORAE=opioid-related adverse events.

Oderda GM, et al. *J Pain Palliative Care Pharmacother*. 2013.

NYU Langone Health

Opioid Sparing Pain Management FDA calls for review of opioid policies Re-examine the risk-benefit paradigm for opioids Expert advisory input before approval of new drugs without abuse-deterrent properties Pediatric Advisory Committee input for new labeling Strengthen labeling for immediate-release opioids similar to ER Update Risk Evaluation and Mitigation Strategy requirements Expand abuse-deterrent formulations Improve access to naloxone and other treatments for abuse Support better pain management options, including alternative Rx’s

Opioid Sparing Pain Management The Comprehensive Addiction and Recovery Act Passed March 11, 2016 94-1, addresses ongoing opioid epidemic Expand prevention and educational efforts Increase disposal sites for unwanted prescription meds to decrease diversion 250 patients over 4639 unused pills (1) Strengthen prescription drug monitoring programs 2016 AAOS Annual Meeting Symposium: Opioid Strategies Safe and effective pain management Discussion of risks of dependency Achieve pain relief without relying exclusively on narcotics Use of empathy, communication, psychosocial screening Need for a national, centralized, automatic drug monitoring program

Patient Driven Outcomes What modalities will best reduce pain and improve post op mobility? Age Motion Activity

IV Meloxicam Launch Plans John Harlow IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Preparing for Launch IV Pain Market Opportunity IV Meloxicam Economic Value Dynamics Go To Market Plan PIVOTING TO A COMMERCIAL ORGANIZATION IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Pivoting to a Commercial Organization IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Preparing The Market Preparing The Organization Preparing The Product

Preparing the Product & Market for Launch Success IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. PDUFA NDA Submission Commercial Hiring Begins Launch Plan 1.0 Commercial & Medical Team Build Launch Plan 2.0 CLT* Onboard * Commercial Leadership Team Sales Leadership Onboard Rep Recruiting 2016 217 2018 2016 2017 2018 Today Launch Ongoing Insight Generation / Market Research Market Assessment Account Segmentation IDN/Health System Discussions KOL Mapping Branding Disease State Education Launch Material Development Medical Led Activities: Publication Plan, Cost-Effective & Budget Impact Model

Preparing the Organization Starts with Great People IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Sales Team ~50 reps at launch Commercial Leadership Team 25+ launches Field Account Managers Reimbursement Team Medical Affairs Team* Payer Team Field Sales Leadership *Non-commercial roles for scientific purposes only

Preparing the Organization Starts with Great People IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. *Non-commercial roles for scientific purposes only Sales Leadership Average tenure: 20+ years 20+ acute care launches

Preparing the Organization Starts with Great People IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Account Team 25+ acute care launches *Non-commercial roles for scientific purposes only

IV Pain Management Opportunity IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

$6 Billion IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. 73

$6 Billion 50 Million procedures 74 IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Defining Our Market Core Procedures: Belly, Bowel & Bones Large Addressable Patient Opportunity Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where greatest IV meloxicam use is anticipated. Abbreviations: ASCs = Ambulatory Surgical Centers, HOPD = Hospital Outpatient Department, IP = Inpatient, ED = Emergency Department, GI / CRS = Gastrointestinal / Colorectal Surgeons IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

$6 Billion 50 Million procedures Few alternatives IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Opioids Dominate the IV Pain Market IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Sources: Truven Health Analytics 2014. 1. Shaffer EE, et al. Adv Ther. 2016;33:2211–2228. 73% of inpatients treated with IV analgesia received IV opioid monotherapy1

Pain Management Needs Still Exist IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. 76% *Following outpatient and inpatient surgeries, data aggregated Source: 1. Gan TJ, et al. Curr Med Res Opin. 2014;30(1):149-160.. % of patients experiencing moderate to extreme pain1* There has been little improvement in pain management during the past 20 years1

$6 Billion 50 Million procedures Few alternatives Complex IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Complex Market with Clinical & Economic Dynamics IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. INFLUENCE Weights/pressures on formulary decision makers (e.g., guidelines, advocacy) CLINICAL VALUE Clinical differentiation based on labeling (i.e., efficacy, safety, tolerability, etc.) COST Direct product costs (e.g., WAC, rebates, budget impact, etc.) ECONOMIC VALUE Health economics, outcomes, quality, and other factors that could support or detract from perceived value Influence Clinical Value Cost Economic Value ECONOMIC CLINICAL

Market Research Indicators of Success: Need To Demonstrate Clinical & Economic Value IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. CLINICAL VALUE Effectively treats pain while reducing opioids consumption Avoid risks of analgesic-related AEs that lead to complications or prolong hospital stay Early patient mobilization so rehab begins within 24 hours Prevent avoidable readmissions due to surgical complications, adverse drug events or pain at the surgical site ECONOMIC VALUE Allows ambulatory surgical centers to perform more complex procedures with higher reimbursements and discharge patients on the same day Allows hospitals to speed up patient discharge, reduce inpatient admission, and/or length of stay ECONOMIC CLINICAL Source: Blinded market research feedback on market dynamics. Influence Clinical Value Cost Economic Value

Multiple Guidelines Recommend NSAIDs as Part of Multimodal Analgesia (MMA) IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Numerous clinical practice guidelines recommend multimodal approaches to pain management—including NSAIDs—to provide better pain control while reducing opioids and related adverse events *The American Academy of Orthopaedic Surgeons and The Joint Commission recommend MMA, but do not specifically recommend NSAIDs.

IV Meloxicam A unique, multi-faceted opportunity IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Customer Insights & Learnings from 1,000+ HCPs IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. CONGRESSES AD BOARD ATTENDEES MARKET RESEARCH AAOS AAHKS AAPM ASRA ASER ASA PAIN WK ASRA ASA APS ACS Anesthesiologists, Surgeons, Nurses, Pharmacy Directors, P&T Committee Members

What We Have Learned: IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Hospital Inpatient Ambulatory Surgical Center Hospital Outpatient more complex procedures are shifting Anesthesiologists, Surgeons, PAs, NPs, Pharmacy Directors, P&T Committee Members Favorable reaction to the clinical data Familiarity with the molecule is a strength I am looking for a one bolus injection every 24 hours Looking for an analgesic that has the efficacy similar to opioids without the side-effects A reduction in opioid use would be ideal “I like the data on high risk patients” COX-2 preferential…potential for improved safety and side-effect profile “Once approved, I would consider replacing other IV analgesics in my cases because it lasts longer” Source: Multiple market research activities from 2016 – 2018. *Clinical profile used in market research was fair balanced and based on clinical data and draft label. Market Research Feedback on Clinical Profile*

Once-daily IV that delivers 24-hour relief for the management of moderate to severe pain A Non-Opioid Alternative: IV Meloxicam Key Learnings Opioid reduction up to 72 hours with once daily dosing Reduced opioid use in patients over age 65 with mild renal impairment Acts rapidly, within 10-15 minutes post dosing Preferential COX-2 NSAID with safety and tolerability evaluated in more than 1500 surgical patients Source: Most appealing attributes on IV Meloxicam based on multiple market research activities using draft clinical profile IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

IV Meloxicam Receptivity: Anticipated Usage

Current Use vs. Anticipated Usage After Reviewing Draft Clinical Profile*

In multiple market research surveys, the majority of HCPs surveyed said they would accept IV Meloxicam as a valuable addition upon approval to multimodal pain-management protocols.

They estimated they would use the product in ~30% of their surgical cases[1].

**Clinical profile used in surveys was fair balanced and based on clinical data and draft label*



Anticipated Change in Share in PACU Setting
% of Surgeries[2]
Oral Opioids -6%
Fentanyl -6%
IV Opioids -13%
IV Ketorolac -7%
IV Ibuprofen -1%
IV Acetaminophen -3%
Local Injections 0%
Product X 26%

1. January 2018 – Blinded, Third Party Market Research, n=205.
2. December 2017 – Blinded, Third Party Market Research, n=462.

RECRO PHARMA

IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

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Economic Value Dynamics IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Economic Value Dynamics: Clinical vs. Cost IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. INFLUENCE COST Direct product costs (e.g., WAC, rebates, budget impact, etc.) CLINICAL VALUE ECONOMIC VALUE Health economics, outcomes, quality, and other factors that could support or detract from perceived value ECONOMIC CLINICAL Influence Clinical Value Cost Economic Value

Acquisition Cost: Prices of Other Non-Opioids IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Toradol Caldolor Dyloject Ofirmev Exparel Price Per Dose $5.67 $14.42 $15.75 $37.52 $315.00 Dosing Schedule q6hrs q6hrs q6hrs q6hrs 1x at closure Price Per Day $22.68 $57.68 $63.00 $150.08 n/a Price Per Day* Price Per Dose 0 10 20 30 40 290 300 310 320 268% Price Increase Source: Wholesale Acquisition Cost Prices from PricesRx accessed February 2018. * Dosing schedule according to prescribing information. **Price per day equals dosing schedule times price per dose.

Go to Market Plan Greg Gangemi IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Launch Team Supports Account Dynamics IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. ECONOMIC CLINICAL Account Managers & Reimbursement Reimbursement support Large Account Management (IDNs) Sales Force Clinical Benefits Develop Advocacy Formulary Adoption Pull Through Influence Clinical Value Cost Economic Value

Launching in the Acute Care Space IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Traditional Hospital Launches Focus on the Institutions Our Approach is to Focus on the Physician and Their Settings of Care Abbreviations: IPAT = Inpatient, HOPD = Hospital Outpatient Department, ASCs = Ambulatory Surgical Centers PHYSICIAN Hospital IPAT HOPD ASC REGULATORY APPROVAL FORMULARY ACCESS PHYSICIAN USAGE

EXPERIENCE WITH IV MELOXICAM: Build market experience with IV Meloxicam at settings that have lower barriers to adoption and appetite for experimentation Gaining Early Meloxicam Experience Is the Most Important Objective IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. HOSPITAL OUTPATIENT SETTINGS HOSPITAL INPATIENT SETTINGS AMBULATORY SURGICAL CENTER SETTING ADVOCATE CENTRIC APPROACH: High performing surgeons & anesthesiology that practice at all locations Early trials may carry back and drive adoption at community and academic hospitals

TIME REQUIRED TO REVIEW AND UPDATE FORMULARY Formulary Decision-Making Speed IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Physician or department head request Pharmacy staff request Regularly scheduled formulary review FDA approval Tend to provide access to newly-approved products more rapidly than hospitals Early usage may be achieved through ASCs shortly after launch while many hospitals are still in the review process January 2018 – Blinded, Third Party Market Research with Formulary Decision Makers, n = 232. (% of Respondents) ASCs PRIMED TO BE EARLY ADOPTERS: FORMULARY REVIEW TRIGGERS

Surgical Setting Coding & Reimbursement for Launch ASC Medicare patients Use C9399 Reimbursed at 80% of 95% of AWP Commercial patients Use J3490 Will be bundled with procedure or may be separately reimbursed based on the facility contract HOPD Medicare patients Use C9399 Reimbursed at 80% of 95% of AWP Commercial patients Use J3490 Will be bundled with procedure or may be separately reimbursed based on the facility contract Hospital Inpatient Medicare patients Use J3490 Reimbursed based on DRG Commercial patients Use J3490 Will be bundled and part of a case rate IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Reimbursement codes will be available from day 1 of launch.

Target Opportunity Concentrated in ~2,000 Accounts

Patient opportunity by setting of care

	HOSPITAL INPATIENT	ER	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES	11m	6.9m	9m	2.2m	~29m
TARGETED ACCOUNTS	3.7m	0.5m	7.2m	1.2m	~12.6m
	1,475 HOSPITALS			~570 ASCs	

CORE TARGET PROCEDURES

- Orthopedic (Hip/Knee, Spine, other)
- General Surgery
- GI/ Colorectal

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where greatest IV meloxicam use is anticipated.

RECRO PHARMA

IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

97

~100 Reps Provides 80% Coverage Of Targeted Specialties IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Source: Definitive HC (2015-20161H) Number of Procedures (millions) Number of Hospitals 80% 1,475 Institutions Expect to Launch with ~50 and Expand to Full Deployment of ~100 Reps 6 months post launch

Go To Market Roles & Expected Timeline


May 26th
PDUFA
2017
July
Oct
2018
Jan
Apr
Jul
2019
Jan
Regional Medical Directors*
Advocate Development
Strategic Account Directors
Account Development
Market Access Directors
Reimbursement Development
Regional Business Directors
Account Development and Hiring
Recruitment
Commercial Launch: ~50
Expansion Launch: ~50

*Non-commercial roles for scientific purposes only

RECRO PHARMA

IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

99

Getting from Approval* to Launch IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Supply chain filled Commercial team shifts to promotion Payer and reimbursement activities continued C code application submitted Salesforce hired Training Launch Meeting Approval Launch *Assumes approval occurs at FDA PDUFA May 26, 2018

Launch Execution Metrics Targeted Accounts Called-On Targeted Accounts with In-Service ASC Adoption IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA. Accounts placing initial orders Accounts with formulary submissions Account Reorders

Organization focused on activities that will generate early success Customer facing teams deployed and profiling accounts Customer insights driving launch & sales force deployment Momentum continues as we gear up for a successful launch COMPREHENSIVE COMMERICAL STRATEGY IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Question and Answer Session